UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                November 1, 2006
                               ------------------

                                   Valhi, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                        1-5467                   87-0110150
-------------------              ------------------         -----------------
   (State or other                  (Commission              (IRS Employer
   jurisdiction of                 File Number)               Identification
    incorporation)                                                 No.)

  5430 LBJ Freeway, Suite 1700, Dallas, Texas              75240-2697
----------------------------------------------            ------------
    (Address of principal executive offices)                (Zip Code)

                                 (972) 233-1700
                                 --------------
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.

     On November 1, 2006, the registrant, Valhi, Inc. ("Valhi"), purchased (the "Stock Purchase") 1.0 million shares of its common stock, par value $0.01 per share (the "Common Stock"), at a discount to the current market price of the Common Stock, from Valhi Holding Company, a Delaware corporation and a parent of Valhi ("VHC"), for $23.50 per share or an aggregate purchase price of $23.5 million. Valhi purchased the 1.0 million shares of Common Stock under the following repurchase programs:

     O a 5.0 million share program that the Valhi board of directors had approved on March 31, 2005 that at the close of business on October 31, 2006 had 619,400 shares of Common Stock eligible for purchase under the program; and

     O a 5.0 million share program that the Valhi board of directors approved on November 1, 2006 (the "New Repurchase Program").

     The terms of the Stock Purchase are set forth in the Stock Purchase Agreement dated November 1, 2006 between Valhi and VHC attached hereto as
Exhibit 10.1 and incorporated herein by reference. Valhi paid for the Stock Purchase with its available cash on hand. Valhi's independent directors approved the Stock Purchase.

     Under the New Repurchase Program, Valhi is authorized to purchase shares of Common Stock in open market transactions, including block purchases, or in privately negotiated transactions, which may include transactions with affiliates of Valhi. The Repurchase Program does not include specific price targets or timetables and may be suspended at any time.

Item 7.01           Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in its press release issued on November 1, 2006, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01           Financial Statements and Exhibits.

     (c) Exhibits.

     Item No.           Exhibit Index
     ----------         ----------------------------------------
     10.1*              Stock Purchase Agreement, dated November 1, 2006 between
                        Valhi, Inc. and Valhi Holding Company.

     99.1*              Press Release dated November 1, 2006 issued by Valhi.

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*  Filed herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Valhi, Inc.
                                                 (Registrant)




                                                  By:   /s/ A. Andrew R. Louis
                                                       ------------------------
                                                       A. Andrew R. Louis
                                                       Secretary



Date:  November 2, 2006

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

10.1* Stock Purchase Agreement, dated November 1, 2006 between Valhi, Inc. and VHC Corporation.

99.1*             Press Release dated November 1, 2006 issued by Valhi.

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*  Filed herewith.